SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2020
SUBSEQUENT EVENTS
28.	SUBSEQUENT EVENTS

(1)
On November 13, 2020, the Company granted 458,168 nonvested shares to executive directors, officers and employees. These nonvested shares are subject to one-year vesting period. The Company is in the process of assessing the accounting impact of this transaction.

(2)
On December 1, 2020, the Company announced that it has entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Champion Distance Education Investments Limited (“Parent”) and China Distance Learning Investments Limited (“Merger Sub”), a wholly owned subsidiary of Parent, pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and becoming a wholly-owned subsidiary of Parent (the “Merger”). If completed, the Merger will result in the Company becoming a privately-held company, the Company’s ADSs will no longer be listed on the NYSE, and its ADS program will be terminated.

On November 30, 2020, Parent received from China Merchants Bank (“CMB”) a Debt Commitment Letter, pursuant to which and subject to the conditions set forth therein, China Merchants Bank committed to provide a senior secured term loan facility in an aggregate principal amount of up to US$200,000 to Parent to (i) complete the Merger and (ii) repay an existing margin loan made to Champion Shine Trading Limited, an investment holding company wholly owned and controlled by the Chairman, in the principal amount of US$25,000.

(3)
On January 15, 2021, the outstanding loan balance amounting to US$20,000 with Hang Seng Bank as of September 30, 2020 was early repaid by CDEL Hong Kong. This early settlement was mainly due to certain terms of the Debt Commitment Letter, which limit the user of the Parent’s future proceed upon privatization.